Exhibit 99.2 NOVELIS Q1 FISCAL YEAR 2021 EARNINGS CONFERENCE CALL August 12, 2020 Steve Fisher President and Chief Executive Officer Dev Ahuja Senior Vice President and Chief Financial Officer © 2020 Novelis

SAFE HARBOR STATEMENT Forward-looking statements Statements made in this presentation which describe Novelis' intentions, expectations, beliefs or predictions may be forward- looking statements within the meaning of securities laws. Forward-looking statements include statements preceded by, followed by, or including the words "believes," "expects," "anticipates," "plans," "estimates," "projects," "forecasts," or similar expressions. Examples of forward looking statements in this news release are statements about our expectations about strengthening and growing the business with expansion projects and that our net leverage ratio will be below 3x within two years. Novelis cautions that, by their nature, forward-looking statements involve risk and uncertainty and Novelis' actual results could differ materially from those expressed or implied in such statements. We do not intend, and we disclaim any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. Factors that could cause actual results or outcomes to differ from the results expressed or implied by forward-looking statements include, among other things: changes in the prices and availability of aluminum (or premiums associated with such prices) or other materials and raw materials we use; the capacity and effectiveness of our hedging activities; relationships with, and financial and operating conditions of, our customers, suppliers and other stakeholders; fluctuations in the supply of, and prices for, energy in the areas in which we maintain production facilities; our ability to access financing including in connection with potential acquisitions and investments; risks relating to, and our ability to consummate, pending and future acquisitions, investments or divestitures; changes in the relative values of various currencies and the effectiveness of our currency hedging activities; factors affecting our operations, such as litigation, environmental remediation and clean-up costs, labor relations and negotiations; breakdown of equipment and other events; economic, regulatory and political factors within the countries in which we operate or sell our products, including changes in duties or tariffs; competition from other aluminum rolled products producers as well as from substitute materials such as steel, glass, plastic and composite materials; changes in general economic conditions including deterioration in the global economy; the risks of pandemics or other public health emergencies, including the continued spread and impact of, and the governmental and third-party responses to risks arising out of our acquisition of Aleris Corporation and related divestiture requirements; disruption to our global aluminum production and supply chain as a result of COVID-19; changes in government regulations, particularly those affecting taxes, derivative instruments, environmental, health or safety compliance; changes in interest rates that have the effect of increasing the amounts we pay under our credit facilities and other financing agreements; and our ability to generate cash. The above list of factors is not exhaustive. Other important risk factors are included under the caption "Risk Factors" in our upcoming Annual Report on Form 10-K for the fiscal year ended March 31, 2020. © 2020 Novelis 2

Q1FY21 HIGHLIGHTS . Maintained employee safety and business continuity despite COVID disruptions . Can demand remained resilient across regions throughout quarter . Month-to-month improvement in demand in auto and specialties, but visibility remains limited . Focused on reduction of fixed operating, SG&A and R&D costs, and non-strategic capital spending . Closed acquisition of Aleris and have begun integration to drive synergies . Maintaining strong liquidity and balance sheet . Strong customer relationships and unmatched footprint make us well positioned to navigate near-term uncertainty © 2020 Novelis 3

NOVELIS COVID-19 IMPACT & RESPONSE Protecting our Employees Customer Demand Impact . Top priority to help ensure the safety, Beverage can: health and well-being of our . Higher at-home consumption favors can employees, facilities and communities . Resilience in North America and Europe, improving trend in South America Operational Impact . Reduced tourism, public events, trade restrictions . All plants are operational and temporary canmaker plant shutdowns . Adjusting plant schedules in line with Automotive: customer demand . US & European OEMs resumed operations and . Temporary commissioning delays at rebuilding inventories Guthrie and Changzhou . China achieved record shipments in Q1 . Limited medium-term visibility $ Strengthening our Financial Position Specialties: . Implemented operating fixed cost, . Strengthening B&C, painted, consumer SG&A and R&D reductions electronics, EV battery enclosures and foil . Prioritizing strategic and maintenance packaging capex . Softer heat exchanger & transportation markets . Strong liquidity and cash position Aerospace: . Reduced production and consumer travel © 2020 Novelis 4

ALERIS INTEGRATION UPDATE . On April 14, 2020, Novelis completed its acquisition of Aleris . The safe integration of our new employees and facilities is underway . Initial progress against $150 million in total cost and strategic synergies . Q1 FY21 results include the acquired businesses . Lewisport, Duffel reflected as discontinued operations . Continue to work with relevant parties to divest Lewisport and Duffel © 2020 Novelis 5

FINANCIAL HIGHLIGHTS © 2020 Novelis

Q1 FISCAL 2021 NET INCOME Q1FY21 vs Q1FY20 Q1 Q1 $ Millions FY21 FY20 Net (Loss) Income (79) 127 Net income excluding Special Net loss from discontinued operations (18) - Items down 85% YoY to $22 Net (loss) income from continuing operations (61) 127 million . 32% decline in adjusted Special Items: EBITDA Purchase price accounting adjustments 28 - Metal price lag 20 2 . 34% increase in depreciation & amortization Business acquisition & integration costs 11 17 Restructuring & Impairment 1 1 . $33 million unrealized losses on derivatives versus $6 COVID-19 relief donation 50 - million gain PY Tax effect on Special Items (27) (2) Net Income excluding Special Items 22 145 . Partially offset by tax © 2020 Novelis 7

Q1 FISCAL 2021 FINANCIAL HIGHLIGHTS Q1FY21 vs Q1FY20 Quarterly Shipments trend (kilotonnes) . Adjusted EBITDA down 32% from 830 835 797 811 $372 million to $253 million 800 774 . Adjusted EBITDA per ton $327 600 . Sales down 17% to $2.4 billion . Total FRP Shipments down 7% to 400 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 774 kilotonnes Quarterly Adjusted EBITDA trend . Can shipments down low single ($ millions) digits 500 383 400 372 374 . Automotive shipments down ~50% 343 300 253 . Specialties shipments up double 200 digits as a result of acquisition 100 0 . Addition of acquired Aerospace Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 business © 2020 Novelis 8

Q1 ADJUSTED EBITDA BRIDGE $ Millions . COVID demand impacts across end markets . Mostly offset by acquired $400 business 372 $375 . Higher fixed and SG&A cost base from acquired business $350 . Partially offset by initial cost $325 reduction initiatives (35) $300 3 $275 4 253 $250 (72) $225 (19) $200 . Mix impact from ~50% decline in automotive $175 shipments YoY $150 $125 $100 Q1FY20 Volume Price/Mix Operating Cost SG&A, R&D and FX Q1FY21 Other © 2020 Novelis 9

FREE CASH FLOW AND NET LEVERAGE Q1 Q1 Net Leverage ratio $ Millions FY21 FY20 Net debt/TTM Adjusted EBITDA Adjusted EBITDA 253 372 7.0 Interest paid (65) (64) 6.0 5.0 Taxes paid (61) (40) 3.8x 4.0 Capital expenditures (106) (162) 3.0 Working capital & other (167) (200) 2.0 Free cash flow from continuing operations (146) (94) 1.0 Free cash flow from discontinued operations (5) - 0.0 FY16 FY17 FY18 FY19 FY20 Q1FY21 Free cash flow (151) (94) . Mitigating reduced EBITDA impacts on free cash flow through working capital initiatives and reduced capital expenditures . Q1FY21 other exceptional items include $50 million donation and $20 million metal price lag . Net leverage ratio of 3.8x reflects acquisition of Aleris in line with guidance of below 4x at acquisition close; committed to bringing below 3x within two years . Strong liquidity levels $2.1 billion as of June 30 © 2020 Novelis 10

SUMMARY © 2020 Novelis

SUMMARY . Business model durability and liquidity position to sustain operations and provide flexibility during COVID-related uncertainty . Can demand resilient across regions throughout the quarter . Well positioned to respond to strengthening near-term order book across end-markets . Continue to implement appropriate cost reduction actions should market uncertainty associated with COVID remain . Integration of Aleris and completion of organic expansion projects to strengthen and grow our business for the long term © 2020 Novelis 12

THANK YOU QUESTIONS? © 2020 Novelis

APPENDIX © 2020 Novelis

NET INCOME RECONCILIATION TO ADJUSTED EBITDA Q1 (in $ m) Q1Q2Q3Q4FY20 FY21 Net income attributable to our common shareholder 127 123 107 63 420 (79) - Noncontrolling interests ------ - Income tax provision 63 45 49 21 178 (29) - Interest, net 62 58 57 57 234 (67) - Depreciation and amortization 88 88 91 94 361 118 EBITDA 340 314 304 235 1,193 77 - Unrealized (gain) loss on derivatives (6) (3) (6) 11 (4) 33 - Realized (gain) loss on derivative instruments not included in segment 21(1)(2)-3 income - Adjustment to reconcile proportional consolidation 15 14 13 15 13 14 - (Gain) loss on sale of fixed assets (1) (1) 1 2 1 (2) - Purchase price accounting adjustments -----28 - Loss from discontinued operations, net of tax -----18 - Restructuring and impairment, net 13237431 - Metal price lag (income) expense 2 5 11 20 38 20 - Business acquisition and other integration costs 17 12 17 17 63 11 - Other, net 2 - 1 7 10 50 Adjusted EBITDA $372 $374 $343 $383 $1,472 $253 © 2020 Novelis 15

FREE CASH FLOW AND LIQUIDITY Q1 (in $ m) Q1Q2Q3Q4FY20 FY21 Cash provided by (used in) operating activities – continuing operations 57 240 167 493 962 (129) Cash provided by (used in) investing activities – continuing operations (149) (127) (124) (175) (575) (2,637) Plus: Cash used in Acquisition of a business, net of cash acquired-----2,550 Plus: Accrued merger consideration -----70 Less: (proceeds) outflows from sale of assets, net of transaction fees, (2) (1) - - (3) - cash income taxes and hedging Free cash flow from continuing operations $(94) $112 $43 $318 $384 $(146) Net cash used in operating activities – discontinued operations -----(15) Net cash provided by investing activities – discontinued operations-----10 Free cash flow $(94) $112 $43 $318 $384 $(151) Capital expenditures 162 138 122 177 599 106 (in $ m) Q1 Q2 Q3 Q4 FY20 Q1 FY21 Cash and cash equivalents 859 935 1,031 2,392 2,392 1,729 Cash and cash equivalents of discontinued operations - - - - - 89 Availability under committed credit facilities 870 875 838 186 186 308 Liquidity $1,729 $1,810 $1,869 $2,578 $2,578 $2,126 © 2020 Novelis 16